UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 18, 2016

Commission File Number of Depositor: 333-75276-01

Central Index Key Number of Depositor: 0001162387

CAPITAL ONE FUNDING, LLC

(Exact name of Depositor as specified in its charter)

ON BEHALF OF

Commission File Number of Issuing Entity: 000-25762

Central Index Key Number of Issuing Entity: 0000922869

CAPITAL ONE MASTER TRUST

(Issuing Entity in respect of the COMT Collateral Certificate)

(Exact name of Issuing Entity as specified in its charter)

AND

Commission File Number of Issuing Entity: 333-75276

Central Index Key Number of Issuing Entity: 0001163321

CAPITAL ONE MULTI-ASSET EXECUTION TRUST

(Issuing Entity in respect of the Notes)

(Exact name of Issuing Entity as specified in its charter)

Virginia	54-2058720
(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification Number)

140 East Shore Drive Room 1071-B Glen Allen, Virginia	23059
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code (804) 290-6959

N/A

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-22 under the Exchange Act (17 CFR 240.14a-22)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events.

Item 8.01.	Other Events.

On August 25, 2016, the Capital One Multi-asset Execution Trust expects to issue its Class A(2016-4) Notes and Class A(2016-5) Notes.

Section 9 – Financial Statements and Exhibits.

Item 9.01 (d).    Exhibits.

                           Each of the following are filed as an Exhibit to this Report.

Exhibit 1.1.1	Class A(2016-4) Underwriting Agreement dated as of August 18, 2016.

Exhibit 1.1.2	Class A(2016-4) Terms Agreement dated as of August 18, 2016.

Exhibit 1.2.1	Class A(2016-5) Underwriting Agreement dated as of August 18, 2016.

Exhibit 1.2.2	Class A(2016-5) Terms Agreement dated as of August 18, 2016.

Exhibit 4.1.1	Unexecuted copy of the Class A(2016-4) Terms Document.

Exhibit 4.2.1	Unexecuted copy of the Class A(2016-5) Terms Document.

Exhibit 36.1.1	Depositor Certification for Shelf Offerings of Asset-Backed Securities, dated August 19, 2016 with respect to the Class A(2016-4) Notes.

Exhibit 36.2.1	Depositor Certification for Shelf Offerings of Asset-Backed Securities, dated August 19, 2016 with respect to the Class A(2016-5) Notes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL ONE FUNDING, LLC
Acting solely in its capacity as depositor of Capital One Master Trust and Capital One Multi-asset Execution Trust

By:	/s/ Eric D. Bauder
Name:	Eric D. Bauder
Title:	Assistant Vice President

August 22, 2016

EXHIBIT INDEX

Exhibit	Description

Exhibit 1.1.1	Class A(2016-4) Underwriting Agreement dated as of August 18, 2016.

Exhibit 1.1.2	Class A(2016-4) Terms Agreement dated as of August 18, 2016.

Exhibit 1.2.1	Class A(2016-5) Underwriting Agreement dated as of August 18, 2016.

Exhibit 1.2.2	Class A(2016-5) Terms Agreement dated as of August 18, 2016.

Exhibit 4.1.1	Unexecuted copy of the Class A(2016-4) Terms Document.

Exhibit 4.2.1	Unexecuted copy of the Class A(2016-5) Terms Document.

Exhibit 36.1.1	Depositor Certification for Shelf Offerings of Asset-Backed Securities, dated August 19, 2016 with respect to the Class A(2016-4) Notes.

Exhibit 36.2.1	Depositor Certification for Shelf Offerings of Asset-Backed Securities, dated August 19, 2016 with respect to the Class A(2016-5) Notes.